================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ------------
                                 AMENDMENT NO. 2
                                       TO
                                 SCHEDULE 13E-4
                          Issuer Tender Offer Statement
      (Pursuant to Section 13(e)(1) of the Securities Exchange Act of 1934)
                                  ------------
                                   ITRON, INC.
                                (Name of Issuer)
                                  ------------
                                   ITRON, INC.
                        (Name of Person Filing Statement)

                 6 3/4% Convertible Subordinated Notes Due 2004,
                CUSIP Nos. 465741-AA-4, U13126-AA-2, 465741-AC-0
                 (Title and CUSIP Number of Class of Securities)
                                  ------------
                               DAVID G. REMINGTON
                   Vice President and Chief Financial Officer
                                   Itron, Inc.
                              2818 N. Sullivan Road
                            Spokane, Washington 99216
                                  (509) 924-9900
       (Name, Address and Telephone Number of Person Authorized to Receive
          Notices and Communications on Behalf of Person Filing Statement)
                                  ------------
                                   Copies to:
                               LINDA A. SCHOEMAKER
                                  Perkins Coie
                          1201 Third Avenue, 40th Floor
                         Seattle, Washington 98101-3099
                                 (206) 583-8888
                                  ------------

                                February 11, 1999
      (Date Tender Offer First Published, Sent or Given to Security Holders)
                                  ------------

                            CALCULATION OF FILING FEE
---------------------------------------- ---------------------------------------
  Transaction Valuation(1)                              Amount of Filing Fee(2)
---------------------------------------- ---------------------------------------
       $22,000,000                                                  $4,400*
======================================== =======================================

(1) Based on the book value of the notes to be received by Itron, Inc., in accordance with Rule 0-11(b) under the Securities Exchange Act of 1934, as amended.

(2) Calculated based on the transaction valuation multiplied by one-fiftieth of one percent, in accordance with Rule 0-11(b) under the Securities Exchange Act of 1934, as amended.

*    Previously paid.

     Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
Amount previously paid:  N/A                           Filing party:     N/A
Form or registration no.:  N/A                         Date filed:          N/A

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





Item 9.  Material to Be Filed as Exhibits

         (a)(1)   Offering Circular dated February 11, 1999.*  (Exhibit (a)(1))

         (a)(2)   Form of Letter of Transmittal.*  (Exhibit (a)(2))

         (a)(3)   Form of Notice of Guaranteed Delivery.*  (Exhibit (a)(3))

         (a)(4) Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees, dated February 11, 1999.* (Exhibit (a)(4))

         (a)(5) Letter to Clients for use by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees, dated February 11, 1999.* (Exhibit
(a)(5))

         (a)(6)   Press Release, dated February 26, 1999.**  (Exhibit (a)(6))

         (a)(7)   Press Release, dated March 10, 1999.

         (b)      Not applicable.

         (c) Form of Indenture by and between the Company and Chase Manhattan Bank and Trust Company, National Association, as Trustee.* (Exhibit (c))

         (d)      Not applicable.

         (e)      Not applicable.

         (f)      Not applicable.

------------------

* Previously filed as the exhibit designated above to the Company's Schedule 13E-4 Issuer Tender Offer Statement dated February 11, 1999, and incorporated into this Amendment No. 2 to Schedule 13E-4 by reference.

** Previously filed as the exhibit designated above to the Company's Amendment No. 1 to Schedule 13E-4 Issuer Tender Offer Statement, dated February 26, 1999, and incorporated into this Amendment No. 2 to Schedule 13E-4 by reference.

                                    SIGNATURE

         After due inquiry, and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                   ITRON, INC.



                                By:  DAVID G. REMINGTON
                                     David G. Remington
                                     Vice President and Chief Financial Officer




Dated:  March 11, 1999